UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 13, 2008
                -------------------------------------------------
                Date of Report (Date of earliest event reported):


                            NEW FRONTIER ENERGY, INC.
                            -------------------------
               (Exact name of registrant as specified in charter)


       Colorado                         0-50472                  84-1530098
       --------                         -------                  ----------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

                             1789 W. Littleton Blvd.
                               Littleton, CO 80120
            --------------------------------------------------------
                    (Address of principal executive offices)

                                                  (303) 730-9994
                          ------------------------------------------------------
                           Registrant's telephone number, including area code:

                                 Not Applicable.
                                 ---------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     Pursuant to an Agreement to Appoint Directors (the "Directors Agreement") with New Frontier Energy, Inc. (the "Company"), Iris Energy Holdings Limited, a Samoa Company ("Iris Energy") a holder of the Company's 2.5% Series C Cumulative Convertible Preferred Stock appointed three members to the Company's Board of Directors, effective October 10, 2008. The Directors Agreement provided Iris Energy the right to appoint up to an equal number of members to the board of directors that have not been previously appointed by Iris Energy as were present on the Company's Board of Directors at any time prior to the exercise of the Directors Agreement. The three members Iris Energy appointed to the Company's Board of Directors were Mukund Krishnaswami, David P. Kelly II and Michel Escher.

     Mukund Krishnaswami, age 33, has served as a Partner and the President of Lighthouse Funds, LLC, a private equity fund since September 2003. Mr. Krishnaswami has also served as a Partner and the Secretary of RCG Management, LLC, a company engaged in investment research since April 2000. Mr. Krishunaswami received a Bachelor of Science in Economics and Computer Science from the University of Pennsylvania and a Masters in Business Administration from the Wharton School of Business.

     David P. Kelly II, age 51, has served as the Managing Director of ICA, an investment bank, since October 1998. Mr. Kelly has also served as a Managing Director of Zenith Capital Partners, an investment bank since October 2006. Mr. Kelly is a director of the Apex Greater China Fund and Apex Capital Management Ltd. Mr. Kelly received a Bachelor of Arts degree from Emory University, his Juris Doctorate from Temple University School of Law and an LLM in Taxation from New York University.

     Michel Escher, age 37, has served as the Director and Chief Operating Officer of Fidesco Trust Corporation, a company that manages the assets or trust and foundations in St. Kitts and Nevis since 2003. Mr. Escher has also served as the founder and director of Swissrealty Pro Limited, a real estate development, sales and property management company in St. Kitts and Nevis since 2003. From 2001 to 2003, Mr. Escher was the Vice President and Senior Manager of the Investment Advisory Desk of Banque Pasche, an investment advisor located in Geneva, Switzerland.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  October 17, 2008             NEW FRONTIER ENERGY, INC.


                                    By:  /s/ Paul G. Laird
                                         -----------------------
                                    Paul G. Laird, President and
                                    Chief Executive Officer